UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 28, 2014

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, a majority of the outstanding shares of Heritage Oaks Bancorp (“Company”) voted in favor of holding an advisory vote on executive compensation every three years (“frequency of say on pay”). In consideration of this advisory vote, coupled with the Company’s belief in open / transparent communications with its shareholders, the Company’s Board of Directors has decided to include an advisory, non-binding vote on executive compensation in its proxy materials pursuant to Section 14A of the Securities Exchange Act of 1934 on an annual basis. Such vote will be held annually until the next required frequency of say on pay vote, which will occur no later than the Company’s 2020 Annual Meeting of Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this notice to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2015
Heritage Oaks Bancorp

By:	/s/Lonny D. Robinson
Lonny D. Robinson
Executive Vice President, Chief Financial Officer